UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd., Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 3, 2026, Universal Insurance Holdings, Inc. (the “Company”) entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with UMB Bank National Association, as trustee (the “Trustee”), amending the Indenture, dated as of November 23, 2021 (the “Base Indenture” and, as amended by the First Supplemental Indenture, the “Indenture”), between the Company and the Trustee, pursuant to which the Company’s 5.625% Senior Unsecured Notes due 2026 (the “Notes”) were issued.

The First Supplemental Indenture was entered into following the receipt of the consent of holders of a majority in aggregate principal amount of the outstanding Notes. The First Supplemental Indenture amends the Base Indenture to, among other things, (i) shorten the minimum notice period for redemption of the Notes from not less than thirty (30) days to not less than five (5) days prior to the applicable redemption date and (ii) permit the Company to issue conditional notices of redemption, conditioning a redemption on one or more conditions being satisfied, and allowing the Company to delay the redemption date or withdraw the notice if those conditions are not met (or are waived). These amendments are intended to provide the Company with greater operational flexibility in connection with a redemption of the Notes.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of June 3, 2026, between Universal Insurance Holdings, Inc. and UMB Bank National Association, as trustee.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026	UNIVERSAL INSURANCE HOLDINGS, INC.

	By:	/s/ Frank C. Wilcox
	Name:	Frank C. Wilcox
	Title:	Chief Financial Officer